Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Fourth Quarter 2018 Earnings

Scranton, PA, January 29, 2019/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and twelve months ended December 31, 2018.  Peoples reported net income of $6.4 million, or $0.86 per share for the fourth quarter of 2018, compared to $2.6 million, or $0.36 per share for the comparable period of 2017. The increase in earnings for the three months ended December 31, 2018 is the product of higher net interest income of $1.6 million due to growth in our average earning assets of $138.5 million from the year ago period and a reduction in income taxes due to the Tax Cuts and Jobs Act of 2017 (TCJA), which reduced the Company’s statutory federal tax rate from 35% to 21% effective January 1, 2018 and resulted in a one-time tax charge of $2.6 million, or $0.35 per share for the three months ending December 31, 2017.

Net income for the twelve months ended December 31, 2018, totaled $24.9 million or $3.37 per share, a 35.0% increase compared to $18.5 million or $2.50 per share for the same period last year.  The increase in earnings for the twelve months ended December 31, 2018 is the result of higher net interest income of $5.8 million due to our earning asset growth coupled with the $4.8 million reduction in income taxes due to the lower corporate tax rate. These increases were partially offset by lower noninterest income in the amount of $3.5 million due in part to the sale of our merchant services business in the second quarter of 2017.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses incurred within investment securities available-for-sale, gains on the sale of other business lines and the non-recurring tax provision related to the TCJA. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude gains or losses on investment securities and gains from other nonrecurring sources, for the three months ended December 31, totaled $6.4 million and $5.3 million in 2018 and 2017, respectively. Core net income per share for the three months ended December 31, 2018 was $0.86, an increase from $0.71 for the same period in 2017. Core net income in 2017 excludes the one-time tax charge in the amount of $2.6 million resulting from the revaluation of the Company’s net deferred tax asset related to the TCJA.

Core net income for the twelve months ended December 31, 2018 was $24.7 million or $3.34 per share, a 24.8% increase compared to $19.8 million or $2.67 per share for the same period of 2017. Results for the twelve months ended December 31, 2018 exclude a  pre-tax $14 thousand gain in the value of our equity investment securities portfolio and a nonrecurring pre-tax gain of $291 thousand from the sale of our credit card portfolio during the second quarter. The 2017 results were impacted by the pre-tax gain of $2.3 million from the sale of our merchant services business which was offset by an additional one-time federal income tax expense in the amount of $2.6 million related to the TCJA.

NOTABLES

•	Loans, net growth of $130.2 million or 7.7% for the twelve months ended December 31, 2018.
•	Deposits grew $156.0 million or 9.1% for the twelve months ended December 31, 2018.
•	Tangible book value per share improved to $28.84 at December 31, 2018 from $27.99 at September 30, 2018 and from $26.83 at December 31, 2017.

•	Tax-equivalent net interest income increased $4.1 million or 6.0% to $73.0 million for the twelve months ended December 31, 2018 compared to $68.9 million for the same period in 2017.
•	Return on average assets was 1.12% for the three and twelve months ended December 31, 2018.
•	Nonperforming assets to loans, net, and foreclosed assets decreased to 0.55% at December 31, 2018, from 0.65% at September 30, 2018 and 0.68% at December 31, 2017.
•

The effective tax rate decreased to 12.0% for the twelve months ended December 31, 2018 resulting from the tax reform legislation enacted in December 2017. This compares favorably to 30.7% for the same period in 2017.

•	We opened a limited purpose banking office in Orwigsburg, Schuylkill County, Pennsylvania in the fourth quarter of 2018.

 INCOME STATEMENT REVIEW

Our tax-equivalent net interest margin for the three and twelve months ended December 31  were 3.63% and 3.59%  respectively in 2018, compared to 3.63% and 3.69% respectively for the same periods in 2017. Yields and interest income on our tax-exempt loans and investment securities were computed on a taxable-equivalent basis assuming a 21% tax rate in 2018 and a 35% tax rate in 2017, reflecting the 21% statutory tax rate that became effective for Peoples on January 1, 2018, under the TCJA of 2017. The tax-equivalent yield on earning assets increased 25 basis points and 8 basis points respectively for the three and twelve months ended December 31, 2018 from the corresponding period of 2017. At the same time, we experienced higher interest-bearing liability costs due to increases in short-term market rates. The 33 basis point and 25 basis point increase, respectively to our cost of funds, which represents our average rate paid on total interest-bearing liabilities, for the three and twelve months ended December 31, 2018 when compared to those same periods in 2017 caused the tax-equivalent net interest margin to remain level for the quarter while the increase in cost of funds for the twelve month period more than offset increases to the yield on earning assets causing the decrease for the annual period.

Tax-equivalent net interest income for the twelve months ended December 31, increased $4.1 million or 6.0% to $73.0 million in 2018 from $68.9 million in 2017. The increase in tax equivalent net interest income was primarily due to a $170.4 million increase in average earning assets for the twelve months ended December 31, 2018 when compared to the same period in 2017. The tax-equivalent yield on the loan portfolio increased to 4.51% for the twelve months ended December 31, 2018, compared to 4.39% for the comparable period in 2017. The tax-equivalent yield on the loan portfolio for the twelve months ended December 31, 2018 would have been 4.56% had it been calculated using the 35% tax rate. Loans, net averaged $1.8 billion for the twelve months ended December 31, 2018 and $1.6 billion for the comparable period in 2017. For the twelve months ended December 31, the tax-equivalent yield on total investments decreased to 2.60% in 2018 from 2.84% in 2017. The tax-equivalent yield on total investments would have increased to 2.86% for the twelve months ended December 31, 2018 had it been calculated using the 35% tax rate. Average investments totaled $281.7 million in 2018 and $272.4 million in 2017. Average interest-bearing liabilities increased $127.2 million for the twelve months ended December 31, 2018, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.86% in the twelve months ended December 31, 2018 from 0.61% for the same period of 2017 due to increases in short-term interest rates, the result of the Federal Open Market Committee’s (FOMC) actions to increase the federal funds rate 100 basis points in 2018.

For the twelve months ended December 31, noninterest income totaled $13.7 million in 2018, a decrease from $17.2 million in 2017. The gain on sale of our credit card portfolio was $291 thousand and gains on investment securities were $14 thousand in 2018 compared to a gain on the sale of our merchant services portfolio of $2.3 million in 2017. Otherwise, increases in service charges, fees and commissions, which included bank owned life insurance (“BOLI”) proceeds and higher dividend income received on Federal Home Loan Bank (“FHLB”) stock, and income generated from wealth management services partially offset decreases in revenues from merchant services, income from fiduciary activities, revenues generated from interest rate swap transactions, income from mortgage banking activities and life insurance investment income. For the three months ended December 31, noninterest income totaled $3.2 million in 2018, a decrease from $3.4  million in the comparable 2017 period. Decreases in service charges, fees and commissions was due to lower revenue generated from interest rate swap transactions during the three months ended December 31, 2018 when compared to the corresponding year ago period.

Noninterest expense increased $1.2 million or 2.3% to $52.5 million for the twelve months ended December 31, 2018, from $51.3 million for the twelve months ended December 31, 2017. Salaries and employee benefits increased $1.7 million or 6.5% due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia. Occupancy and equipment expenses also increased due to our market expansion when comparing the twelve months ending December 31, 2018 and 2017 as those expenses increased $922 thousand or 9.2%. Offsetting the increase in salaries and occupancy expenses, merchant services related expenses decreased $1.8 million for the twelve months ended December 31, 2018 due to the sale of our merchant business in the second quarter of 2017. Rounding out the twelve months ended December 31, 2018, decreases to other expenses and amortization of intangibles expense were more than offset by increases in FDIC insurance and assessments, professional fees and outside services and donations. For the fourth quarter of 2018, noninterest expense increased to $13.4 million compared $12.5 million for the same period in 2017. As with the results for the twelve months ended December 31, 2018, the buildout of our expansion plan led to increases in salaries and employee benefit expense as well as occupancy expenses when comparing the two periods. Also increasing were professional fees and outside services, FDIC insurance and assessments, donation and other expenses with only minimal decreases to merchant services costs and amortization expense.

 BALANCE SHEET REVIEW

At December 31, 2018, total assets, loans and deposits were $2.3 billion, $1.8 billion and $1.9 billion, respectively. Loans, net increased $130.2 million, or 7.7% from December 31, 2017. The growth in loans was primarily from commercial real estate. Total deposits grew $156.0 million, or 9.1% from December 31, 2017, including $50 million in callable brokered certificates of deposit.  Non-interest bearing deposits increased $29.5 million or 7.8% while interest–bearing deposits increased $126.5 million or 9.5% during the twelve months ended December 31, 2018. Short-term borrowings decreased $37.2 million in conjunction with the increase in deposits. Total investments were $278.3 million at December 31, 2018, including $269.7 million securities classified as available-for-sale and $8.4 million classified as held-to-maturity.

Stockholders’ equity equaled $279.1 million or $37.72 per share at December 31, 2018, and $265.0 million or $35.82 per share at December 31, 2017. Tangible stockholders’ equity improved to $28.84 per share at December 31, 2018, from $26.83 per share at December 31, 2017. Dividends declared for the twelve months ended December 31, 2018 amounted to $1.31 per share, a 4.0% increase from the year ago period, representing a dividend payout ratio of 38.9%.

ASSET QUALITY REVIEW

Nonperforming assets were $10.0 million or 0.55% of loans, net and foreclosed assets at December 31, 2018, compared to $11.6 million or 0.68% of loans, net and foreclosed assets at December 31, 2017. The allowance for loan losses equaled $21.4 million or 1.17% of loans, net at December 31, 2018 compared to $19.0 million or 1.12% of loans, net, at December 31, 2017. Loans charged-off, net of recoveries, for the twelve months ended December 31, 2018, equaled $1.8 million or 0.10% of average loans, compared to $1.8 million or 0.11% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Schuylkill, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
Key performance data:
Per share data:
Net income	$0.86	$0.91	$0.81	$0.79	$0.36
Core net income (1)	$0.86	$0.91	$0.77	$0.79	$0.71
Cash dividends declared	$0.33	$0.33	$0.33	$0.32	$0.32
Book value	$37.72	$36.89	$36.43	$36.05	$35.82
Tangible book value (1)	$28.84	$27.99	$27.50	$27.08	$26.83
Market value:
High	$44.06	$48.10	$51.68	$47.53	$51.06
Low	$40.00	$42.40	$43.72	$41.06	$44.04
Closing	$44.06	$42.40	$47.02	$45.65	$46.58
Market capitalization	$326,002	$313,720	$347,904	$337,650	$344,529
Common shares outstanding	7,399,054	7,399,054	7,399,054	7,396,505	7,396,505
Selected ratios:
Return on average stockholders’ equity	9.21%	9.81%	8.90%	8.89%	3.92%
Core return on average stockholders’ equity (1)	9.21%	9.79%	8.55%	8.90%	7.81%
Return on average tangible stockholders’ equity	12.10%	12.95%	11.81%	11.84%	5.22%
Core return on average tangible stockholders’ equity (1)	12.10%	12.93%	11.34%	11.85%	10.39%
Return on average assets	1.12%	1.19%	1.08%	1.08%	0.49%
Core return on average assets (1)	1.12%	1.19%	1.03%	1.08%	0.98%
Stockholders’ equity to total assets	12.20%	12.09%	12.06%	12.17%	12.21%
Efficiency ratio (2)	59.42%	57.00%	61.98%	60.69%	57.81%
Nonperforming assets to loans, net, and foreclosed assets	0.55%	0.65%	0.63%	0.72%	0.68%
Net charge-offs to average loans, net	0.02%	0.05%	0.28%	0.07%	0.26%
Allowance for loan losses to loans, net	1.17%	1.15%	1.12%	1.14%	1.12%
Interest-bearing assets yield (FTE) (3)	4.38%	4.25%	4.20%	4.14%	4.13%
Cost of funds	0.99%	0.89%	0.81%	0.74%	0.66%
Net interest spread (FTE) (3)	3.39%	3.36%	3.39%	3.40%	3.47%
Net interest margin (FTE) (3)	3.63%	3.57%	3.58%	3.57%	3.63%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21% in 2018 and 35% in 2017.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2018	2017
Interest income:
Interest and fees on loans:
Taxable	$74,352	$64,946
Tax-exempt	3,666	3,163
Interest and dividends on investment securities:
Taxable	3,942	2,949
Tax-exempt	2,621	2,999
Dividends	72	52
Interest on interest-bearing deposits in other banks	8	133
Total interest income	84,661	74,242
Interest expense:
Interest on deposits	9,346	6,450
Interest on short-term borrowings	2,738	900
Interest on long-term debt	1,238	1,348
Total interest expense	13,322	8,698
Net interest income	71,339	65,544
Provision for loan losses	4,200	4,800
Net interest income after provision for loan losses	67,139	60,744
Noninterest income:
Service charges, fees, commissions	7,678	7,344
Merchant services income	809	2,543
Commissions and fees on fiduciary activities	2,036	2,057
Wealth management income	1,447	1,411
Mortgage banking income	627	784
Life insurance investment income	757	769
Net gain on investment securities	14
Net gain on sale of credit card loans	291
Net gains on sale of merchant services business		2,278
Total noninterest income	13,659	17,186
Noninterest expense:
Salaries and employee benefits expense	28,407	26,670
Net occupancy and equipment expense	10,897	9,975
Merchant services expense	9	1,808
Amortization of intangible assets	881	1,034
Other expenses	12,293	11,806
Total noninterest expense	52,487	51,293
Income before income taxes	28,311	26,637
Provision for income tax expense	3,391	8,180
Net income	$24,920	$18,457
Other comprehensive income (loss):
Unrealized losses on investment securities available-for-sale	$(2,014)	$(1,790)
Change in pension liability		318
Change in value-interest rate floor	246
Income tax related to other comprehensive income	(371)	(515)
Other comprehensive loss, net of income taxes	(1,397)	(957)
Comprehensive income	$23,523	$17,500
Per share data:
Net income	$3.37	$2.50
Cash dividends declared	$1.31	$1.26
Average common shares outstanding	7,397,797	7,395,837

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2018	2018	2018	2018	2017
Interest income:
Interest and fees on loans:
Taxable	$19,806	$18,798	$18,239	$17,509	$16,925
Tax-exempt	1,006	919	871	870	829
Interest and dividends on investment securities available-for-sale:
Taxable	1,009	998	934	858	819
Tax-exempt	620	639	661	701	737
Dividends	21	16	19	16	15
Interest on interest-bearing deposits in other banks	20	49	42	40	26
Total interest income	22,482	21,419	20,766	19,994	19,351
Interest expense:
Interest on deposits	3,211	2,342	1,959	1,834	1,833
Interest on short-term borrowings	421	809	841	667	301
Interest on long-term debt	302	315	315	306	307
Total interest expense	3,934	3,466	3,115	2,807	2,441
Net interest income	18,548	17,953	17,651	17,187	16,910
Provision for loan losses	1,050	1,050	1,050	1,050	1,200
Net interest income after provision for loan losses	17,498	16,903	16,601	16,137	15,710
Noninterest income:
Service charges, fees, commissions	1,822	1,883	1,885	2,088	1,934
Merchant services income	122	128	309	250	185
Commissions and fees on fiduciary activities	484	570	485	497	515
Wealth management income	399	305	332	411	330
Mortgage banking income	155	163	162	147	208
Life insurance investment income	189	190	191	187	192
Net gain (loss) on investment securities		14	8	(8)
Net gain on sale of credit card loans			291
Total noninterest income	3,171	3,253	3,663	3,572	3,364
Noninterest expense:
Salaries and employee benefits expense	7,116	6,946	7,390	6,955	6,819
Net occupancy and equipment expense	2,682	2,681	2,720	2,814	2,648
Merchant services expense	3	3	1	2	12
Amortization of intangible assets	211	220	220	230	249
Other expenses	3,361	2,687	3,165	3,080	2,727
Total noninterest expense	13,373	12,537	13,496	13,081	12,455
Income before income taxes	7,296	7,619	6,768	6,628	6,619
Income tax expense	904	902	811	774	3,971
Net income	$6,392	$6,717	$5,957	$5,854	$2,648
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$2,380	$(1,179)	$(839)	$(2,376)	$(2,866)
Change in pension liability					318
Change in value-interest rate floor	246
Income tax related to other comprehensive income (loss)	554	(248)	(176)	(501)	(892)
Reclassification related to tax reform legislation					(1,101)
Other comprehensive income (loss), net of income taxes	2,072	(931)	(663)	(1,875)	(2,757)
Comprehensive income (loss)	$8,464	$5,786	$5,294	$3,979	$(109)
Per share data:
Net income	$0.86	$0.91	$0.81	$0.79	$0.36
Cash dividends declared	$0.33	$0.33	$0.33	$0.32	$0.32
Average common shares outstanding	7,399,054	7,399,054	7,396,533	7,396,505	7,396,505

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2018	2018	2018	2018	2017
Net interest income:
Interest income
Loans, net:
Taxable	$19,806	$18,798	$18,239	$17,509	$16,925
Tax-exempt	1,274	1,162	1,103	1,101	1,274
Total loans, net	21,080	19,960	19,342	18,610	18,199
Investments:
Taxable	1,047	1,062	993	912	858
Tax-exempt	785	811	835	887	1,133
Total investments	1,832	1,873	1,828	1,799	1,991
Interest on interest-bearing balances in other banks	3	1	2	2	2
Federal funds sold
Total interest income	22,915	21,834	21,172	20,411	20,192
Interest expense:
Deposits	3,211	2,342	1,959	1,834	1,833
Short-term borrowings	421	809	841	667	301
Long-term debt	302	315	315	306	307
Total interest expense	3,934	3,466	3,115	2,807	2,441
Net interest income	$18,981	$18,368	$18,057	$17,604	$17,751
Loans, net:
Taxable	4.73%	4.57%	4.52%	4.45%	4.36%
Tax-exempt	3.80%	3.74%	3.60%	3.57%	4.36%
Total loans, net	4.66%	4.51%	4.46%	4.38%	4.36%
Investments:
Taxable	2.25%	2.28%	2.23%	2.15%	2.00%
Tax-exempt	3.25%	3.25%	3.24%	3.33%	4.09%
Total investments	2.60%	2.62%	2.60%	2.61%	2.82%
Interest-bearing balances with banks	2.28%	1.05%	2.35%	1.74%	0.74%
Federal funds sold
Total interest-bearing assets	4.38%	4.25%	4.20%	4.14%	4.13%
Interest expense:
Deposits	0.87%	0.69%	0.59%	0.56%	0.54%
Short-term borrowings	2.56%	2.23%	2.06%	1.66%	1.43%
Long-term debt	2.63%	2.57%	2.57%	2.51%	2.44%
Total interest-bearing liabilities	0.99%	0.89%	0.81%	0.74%	0.66%
Net interest spread	3.39%	3.36%	3.39%	3.40%	3.47%
Net interest margin	3.63%	3.57%	3.58%	3.57%	3.63%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
At period end	2018	2018	2018	2018	2017
Assets:
Cash and due from banks	$32,569	$40,458	$35,249	$26,699	$36,336
Interest-bearing balances in other banks	47	137	130	76	1,152
Federal funds sold
Investment securities:
Available-for-sale	269,682	274,794	275,050	271,378	272,502
Equity investments carried at fair value	291	291	278	189	46
Held-to-maturity	8,361	8,551	8,780	9,028	9,274
Loans held for sale	749	98			106
Loans, net	1,823,266	1,779,445	1,753,389	1,725,781	1,693,065
Less: allowance for loan losses	21,379	20,413	19,573	19,718	18,960
Net loans	1,801,887	1,759,032	1,733,816	1,706,063	1,674,105
Premises and equipment, net	38,889	37,467	37,148	37,511	37,557
Accrued interest receivable	7,115	6,565	6,802	6,482	6,936
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	2,296	2,507	2,727	2,948	3,178
Other assets	62,933	64,573	72,276	66,644	64,469
Total assets	$2,288,189	$2,257,843	$2,235,626	$2,190,388	$2,169,031
Liabilities:
Deposits:
Noninterest-bearing	$410,260	$404,293	$400,518	$394,729	$380,729
Interest-bearing	1,464,762	1,423,571	1,318,343	1,325,289	1,338,289
Total deposits	1,875,022	1,827,864	1,718,861	1,720,018	1,719,018
Short-term borrowings	86,500	99,450	187,450	142,500	123,675
Long-term debt	37,906	48,461	48,911	49,265	49,734
Accrued interest payable	1,195	745	538	518	497
Other liabilities	8,486	8,352	10,322	11,463	11,131
Total liabilities	2,009,109	1,984,872	1,966,082	1,923,764	1,904,055
Stockholders’ equity:
Common stock	14,788	14,798	14,798	14,793	14,793
Capital surplus	135,320	135,226	135,143	135,080	135,043
Retained earnings	136,582	132,631	128,356	124,841	121,353
Accumulated other comprehensive loss	(7,610)	(9,684)	(8,753)	(8,090)	(6,213)
Total stockholders’ equity	279,080	272,971	269,544	266,624	264,976
Total liabilities and stockholders’ equity	$2,288,189	$2,257,843	$2,235,626	$2,190,388	$2,169,031

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Average quarterly balances	2018	2018	2018	2018	2017
Assets:
Loans, net:
Taxable	$1,662,290	$1,632,012	$1,616,729	$1,596,493	$1,540,356
Tax-exempt	133,100	123,199	122,876	125,142	116,055
Total loans, net	1,795,390	1,755,211	1,739,605	1,721,635	1,656,411
Investments:
Taxable	184,345	184,623	178,957	171,634	169,973
Tax-exempt	95,698	99,142	103,279	107,917	109,979
Total investments	280,043	283,765	282,236	279,551	279,952
Interest-bearing balances with banks	523	377	342	467	1,069
Federal funds sold
Total interest-bearing assets	2,075,956	2,039,353	2,022,183	2,001,653	1,937,432
Other assets	186,491	198,229	195,919	194,928	195,815
Total assets	$2,262,447	$2,237,582	$2,218,102	$2,196,581	$2,133,247
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,459,155	$1,351,709	$1,327,036	$1,323,993	$1,338,282
Noninterest-bearing	403,488	405,671	394,461	377,124	376,888
Total deposits	1,862,643	1,757,380	1,721,497	1,701,117	1,715,170
Short-term borrowings	65,192	144,162	163,596	162,965	83,791
Long-term debt	45,503	48,670	49,136	49,486	49,949
Other liabilities	13,794	15,609	15,376	16,054	16,411
Total liabilities	1,987,132	1,965,821	1,949,605	1,929,622	1,865,321
Stockholders’ equity	275,315	271,761	268,497	266,959	267,926
Total liabilities and stockholders’ equity	$2,262,447	$2,237,582	$2,218,102	$2,196,581	$2,133,247

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$8,669	$10,576	$10,424	$11,283	$10,559
Accruing loans past due 90 days or more	923	584	84	435	734
Foreclosed assets	376	342	500	685	284
Total nonperforming assets	$9,968	$11,502	$11,008	$12,403	$11,577

Three months ended
Allowance for loan losses:
Beginning balance	$20,413	$19,573	$19,718	$18,960	$18,831
Charge-offs	202	328	1,398	426	1,139
Recoveries	118	118	203	134	68
Provision for loan losses	1,050	1,050	1,050	1,050	1,200
Ending balance	$21,379	$20,413	$19,573	$19,718	$18,960

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2018	2018	2018	2018	2017
Core net income per share:
Net income GAAP	$6,392	$6,717	$5,957	$5,854	$2,648
Adjustments:
Less: Gain on sale of business line			291
Add: (gains) losses on investment securities		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment		(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment			61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017					2,623
Net income Core	$6,392	$6,706	$5,721	$5,860	$5,271
Average common shares outstanding	7,399,054	7,399,054	7,396,533	7,396,505	7,396,505
Core net income per share	$0.86	$0.91	$0.77	$0.79	$0.71
Tangible book value:
Total stockholders’ equity	$279,080	$272,971	$269,544	$266,624	$264,976
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	2,296	2,507	2,727	2,948	3,178
Total tangible stockholders’ equity	$213,414	$207,094	$203,447	$200,306	$198,428
Common shares outstanding	7,399,054	7,399,054	7,399,054	7,396,505	7,396,505
Tangible book value per share	$28.84	$27.99	$27.50	$27.08	$26.83
Core return on average stockholders’ equity:
Net income GAAP	$6,392	$6,717	$5,957	$5,854	$2,648
Adjustments:
Less: Gain on sale of business line			291
Add: (gains) losses on investment securities		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment		(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment			61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017					2,623
Net income Core	$6,392	$6,706	$5,721	$5,860	$5,271
Average stockholders’ equity	$275,315	$271,761	$268,497	$266,959	$267,926
Core return on average stockholders’ equity	9.21%	9.79%	8.55%	8.90%	7.81%
Return on average tangible equity:
Net income GAAP	$6,392	$6,717	$5,957	$5,854	$2,648
Average stockholders’ equity	$275,315	$271,761	$268,497	$266,959	$267,926
Less: average intangibles	65,772	65,987	66,208	66,433	66,673
Average tangible stockholders’ equity	$209,543	$205,774	$202,289	$200,526	$201,253
Return on average tangible stockholders’ equity	12.10%	12.95%	11.81%	11.84%	5.22%
Core return on average tangible stockholders’ equity:
Net income GAAP	$6,392	$6,717	$5,957	$5,854	$2,648
Adjustments:
Less: Gain on sale of business line			291
Add: (gains) losses on investment securities		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment		(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment			61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017					2,623
Net income Core	$6,392	$6,706	$5,721	$5,860	$5,271
Average stockholders’ equity	$275,315	$271,761	$268,497	$266,959	$267,926
Less: average intangibles	65,772	65,987	66,208	66,433	66,673
Average tangible stockholders’ equity	$209,543	$205,774	$202,289	$200,526	$201,253
Core return on average tangible stockholders’ equity	12.10%	12.93%	11.34%	11.85%	10.39%
Core return on average assets:
Net income GAAP	$6,392	$6,717	$5,957	$5,854	$2,648
Adjustments:
Less: Gain on sale of business line			291
Add: (gains) losses on investment securities		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment		(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment			61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017					2,623
Net income Core	$6,392	$6,706	$5,721	$5,860	$5,271
Average assets	$2,262,447	$2,237,582	$2,218,102	$2,196,581	$2,133,247
Core return on average assets	1.12%	1.19%	1.03%	1.08%	0.98%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Dec 31
Year Ended	2018	2017
Core net income per share:
Net income GAAP	$24,920	$18,457
Adjustments:
Less: Gain on sale of business line	291	2,278
Less: Gain on investment securities	14
Add: Expenses related to sale of business line		271
Add: Gain on sale of business line tax adjustment	61	702
Add: Gain on investment securities tax adjustment	3
Add: Tax expense from the Tax Cuts and Jobs Act of 2017		2,623
Net income Core	$24,679	$19,775
Average common shares outstanding	7,397,797	7,395,837
Core net income per share	$3.34	$2.67